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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                           Date of Report: August 9, 2000
                          (Date of earliest event reported)



                             THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)



                Tennessee                                    1-4682
      (State or Other Jurisdiction                 (Commission File Number)
           of Incorporation)

                                      22-1326940
                         (IRS Employer Identification No.)


          8155 T&B Boulevard
          Memphis, Tennessee                                  38125
         (Address of Principal                              (ZIP Code)
           Executive Offices)



                Registrant's Telephone Number, Including Area Code:
                                  (901) 252-8000


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ITEM 5. OTHER EVENTS

      On August 9, 2000, Thomas & Betts Corporation (the "Registrant") provided, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, information regarding the resignation of its Chairman and Chief Executive Officer, and the appointment of its new Chairman and Chief Executive Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


    20  Press Release of the Registrant dated August 9, 2000.





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                                SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Thomas & Betts Corporation
                                       (Registrant)




                                       By:  /s/ John P. Murphy
                                            ---------------------------------
                                              John P. Murphy
                                       Title: Senior Vice President-Chief
                                              Financial Officer



Date: August 9, 2000




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                                   EXHIBIT INDEX
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

Exhibit                      Description of Exhibits
-------                      -----------------------

  20             Press Release of Registrant dated August 9, 2000.

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